UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

MetLife Core Plus Fund

Annual Report	October 31, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the US Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with a Fund, you can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-252-4993. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all MetLife Funds if you invest directly with a Fund.

Investment Adviser:

MetLife Investment Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-252-4993; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

SHAREHOLDERS’ LETTER (unaudited)

Investment Objective

The investment objective of the MetLife Core Plus Fund (the “Fund”) is to seek to maximize capital appreciation and income.

Review

Rates exposure had minimal impact on performance. Ten-year U.S. Treasury rates fell dramatically over the course of the year. The ten-year began the year (11/1/2019) at 1.69%, fell as low as 0.55% in July, before ending October at 0.88%. The spread between the two year yield and the ten year yield (2s10s curve) widened over the course of the year from 17 basis points to 74. The portfolio remained close to duration neutral throughout the year.

Overall, investment grade corporates detracted from performance slightly during the year. The selloff in March due to the COVID-19 pandemic spared no industry, but was especially damaging to the Energy sector. The Financial sector performed better on the year, as many large banks came to market during the height of the selloff with new deals priced at historically attractive levels. Technology also outperformed during the year. High yield exposure contributed to performance during the period, with many names benefitting from Fed intervention in the market.

Our exposure to agency mortgages detracted from returns in 2020, with higher coupons outperforming lower coupons; specified pools were a slight detractor. CMBS was a significant underperformer, particularly in the single asset, single borrower (SASB) space. ABS also detracted from relative returns as the consumer came under pressure due to the COVID-19 pandemic.

Outlook

For the past year we’ve believed corporate valuations were stretched and expected corporate earnings, for the most part, to fall below expectations. Adding in the uncertainties in the market, we have preferred to remain positioned defensively and with a higher quality bias in corporate portfolios, driving alpha through active idiosyncratic positions and opportunities in the primary market. Further, while the Fed has stated numerous times that it is committed to do whatever it takes to support markets; given the current backdrop of high unemployment, vaccine uncertainty, and a contentious Presidential election, we are skeptical that the recovery currently priced-in will actually occur over the remainder of the year. Thus, we continue to believe the disconnect between fundamentals and valuations remains at levels much too pronounced to justify adding undue risk to portfolios at this time.

Since March, the Fed has been a consistent presence in the agency mortgage market. Our view remains unchanged. The Fed will continue to support the market so that borrowers can benefit from their “low for long” commitment.    While mortgage rates have hit all-time lows, the spread between where a borrower can take out a mortgage and where the 10-year Treasury currently trades is still wide. We expect this gap to continue to narrow, thereby allowing more borrowers the opportunity to refinance. Low mortgage rates also allow new home buyers to enter the market despite a residential real estate market that has remained robust in the face of COVID-19’s economic impacts. The outlook for non-agency MBS is

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

much more nuanced as forbearance and ultimately loss to the trust will impact lower rated tranches. We continue to believe that despite the economic stress in the market, AAA-rated tranches should benefit from conservative underwriting standards, with high FICOS and low LTVs for more seasoned securities, including substantial accumulated home price appreciation, lowering the current weighted average LTV of the pool. One area of concern is the newer RMBS issued utilizing less stringent documentation requirements. Non-qualifying mortgage securities continue to exhibit higher delinquencies than fully documented jumbo loans of a similar vintage. Finally, home price appreciation has been surprisingly resilient despite the economic backdrop. Supportive government policies combined with strong technicals in the housing market that still exist despite the pandemic, have allowed the housing market to continue to post gains despite the turbulence.

CMBS faces many more challenges as is relates to the economic impact of COVID-19. While the consumer has benefited from government stimulus and various forbearance programs so they can better manage debt loads, commercial real estate is still on an island, with assistance being more on a property-specific basis. We expect this dynamic to continue, especially for the hotel sector and retail-based commercial real estate. Commercial office space has yet to experience large scale problems due to the longer-term nature of office leases. However, the concerns around office usage given the changing nature of office work, specifically the acceptance of work from home programs and the technology to enable it, cast doubt around the amount of office space necessary in a post-pandemic world. Therefore, despite the strong rally down in credit within CMBS, we expect volatility to continue especially in pre-COVID deals with high exposures to retail and hospitality. Again, technicals have led the market while fundamentals continue to weigh on the sector.

The performance data quoted represents past performance. Past performance does not guarantee future results. The performance benchmark for the MetLife Core Plus Mutual Fund is the Bloomberg-Barclays US Aggregate Bond Index, which is a broad-based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

The views present are MIM’s only, are subject to change, and may not reflect the manager’s current views. There can be no assurance that the views expressed above will prove accurate and should not be relied upon as a reliable indicator of future events. Any securities mentioned are for informational purposes only and do not represent a recommendation or an offer to buy, hold or sell any securities, and may not be held in client portfolios. Any performance or portfolio holdings cited here were current as of the date stated and are subject to change.

Definition of Comparative Index and Other Investment Terms

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Bloomberg Barclays US Aggregate Bond Index is an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

Tranches are pieces of a pooled collection of securities, usually debt instruments, that are split up by risk or other characteristics in order to be marketable to different investors.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020 (Unaudited)

Comparison of Change in the Value of a $5,000,000 Investment in the MetLife Core Plus Fund, I Class Shares versus the Bloomberg Barclays US Aggregate Bond Index.

	TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2020
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
I Class Shares	6.17%	5.14%	4.63%	3.92%
R Class Shares**	2.05%	2.36%	2.90%	2.49%
Bloomberg Barclays US Aggregate Bond Index	6.19%	5.06%	4.08%	3.69%

* The MetLife Core Plus Fund, I Class and R Class Shares, commenced operations on December 31, 2014.

**	As R Class Shares only held seed money, Class R Shares did not incur distribution fees due to low net assets. If these fees were incurred the performance disclosed would have been lower.

^ The graph is based on only the I Class Shares.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

 SECTOR WEIGHTING † (unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

MORTGAGE-BACKED SECURITIES — 36.4%

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS — 28.5%
FHLMC
5.500%, 06/01/41	$5,916	$6,862
4.500%, 05/01/48	200,592	217,303
4.000%, 08/01/44 to 09/01/48	310,849	334,133
3.500%, 08/01/30 to 08/01/49	1,332,918	1,441,083
3.000%, 01/01/47 to 08/01/50	500,880	529,351
2.500%, 10/01/31	149,055	159,006
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1514, Cl A2
2.859%, 10/25/34	50,000	56,338
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1516, Cl A1
1.238%, 01/25/35	204,222	200,214
FHLMC Multifamily Structured Pass-Through Certificates, Ser K023, Cl X1, IO
1.224%, 08/25/22 (A) (D)	1,490,879	25,909
FHLMC Multifamily Structured Pass-Through Certificates, Ser K081, Cl A2
3.900%, 08/25/28 (A)	500,000	595,716

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
FHLMC Multifamily Structured Pass-Through Certificates, Ser K092, Cl A2
3.298%, 04/25/29	$336,000	$388,951
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/31	70,000	77,649
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/27	205,000	220,319
FHLMC, Ser 2006-R006, Cl ZA
6.000%, 04/15/36	12,155	14,520
FHLMC, Ser 2010-3632, Cl PK
5.000%, 02/15/40	41,334	46,216
FHLMC, Ser 2012-271, Cl 30
3.000%, 08/15/42	69,588	74,899
FHLMC, Ser 2015-4479, Cl HA
3.750%, 05/15/39	98,786	102,670
FHLMC, Ser 2017-356, Cl 300
3.000%, 09/15/47	286,307	301,738
FNMA
6.000%, 09/01/39	1,129	1,330
5.500%, 04/01/36 to 07/01/40	214,257	248,295
5.000%, 02/01/31	29,052	32,229
4.500%, 04/01/35 to 08/01/48	63,901	72,309
4.000%, 06/01/42 to 09/01/49	1,018,153	1,093,638
3.500%, 07/01/30 to 05/01/50	515,722	556,385
3.130%, 07/01/25	54,205	55,854
3.040%, 01/01/28	165,000	178,930
3.000%, 12/01/31 to 12/01/49	1,642,838	1,726,280
2.550%, 07/01/26	115,324	120,009
2.500%, 10/01/30 to 10/01/50	715,905	749,032
FNMA, Ser 2001-T4, Cl A1
7.500%, 07/25/41	1,979	2,382
FNMA, Ser 2005-24, Cl ZE
5.000%, 04/25/35	6,232	7,097
FNMA, Ser 2012-121, Cl TB
7.000%, 11/25/42	31,190	38,281
FNMA, Ser 2012-411, Cl A3
3.000%, 08/25/42	191,593	200,428
FNMA, Ser 2019-M19, Cl A2
2.560%, 09/25/29	549,827	599,595
FNMA/FHLMC TBA
5.000%, 11/01/37	290,000	318,637
4.500%, 11/15/34	2,354,346	2,546,050
4.000%, 11/12/39	2,121,997	2,266,641

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
FNMA/FHLMC TBA
3.500%, 11/01/40	$4,443,803	$4,692,955
3.000%, 11/25/26 to 11/15/42	4,408,412	4,608,259
2.500%, 11/25/27 to 11/01/43	2,369,618	2,468,201
2.000%, 11/12/69	789,000	813,810
GNMA
5.500%, 07/20/43 to 09/20/43	6,840	8,035
4.690%, 06/20/62 (A)	323	328
4.503%, 01/20/67 (A)	69,920	80,647
4.500%, 03/15/42	82,500	91,646
3.000%, 04/20/45	169,318	179,872
GNMA, Ser 2010-H14, Cl BI, IO
1.417%, 07/20/60 (A)(D)	5,733	149
GNMA, Ser 2017-H16, Cl PT
4.514%, 05/20/66 (A)	1,125	1,170

		28,551,351

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9%
1345 Avenue of the Americas & Park Avenue Plaza Trust, Ser 2005-1, Cl A3
5.278%, 08/10/35 (B)	24,777	26,214
Aventura Mall Trust, Ser 2018-AVM, Cl A
4.112%, 07/05/40 (A) (B)	50,000	52,820
Banc of America Commercial Mortgage Trust, Ser 2017-BNK3, Cl AS
3.748%, 02/15/50	455,000	503,899
Bayview Commercial Asset Trust, Ser 2004-3, Cl A1
0.704%, VAR ICE LIBOR USD 1 Month+0.555%, 01/25/35 (B)	72,982	71,819
Benchmark Mortgage Trust, Ser 2020-B20, Cl A5
2.034%, 10/15/53	335,000	342,044
BFLD, Ser 2019-DPLO, Cl A
1.238%, VAR ICE LIBOR USD 1 Month+1.090%, 10/15/34 (B)	100,000	96,870
BWAY Mortgage Trust, Ser 2015-1740, Cl A
2.917%, 01/10/35 (B)	150,000	152,021
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
1.068%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/36 (B)	99,676	99,614
CG-CCRE Commercial Mortgage Trust, Ser 2014-FL2, Cl A
2.002%, VAR ICE LIBOR USD 1 Month+1.854%, 11/15/31 (B)	19,015	18,081
Citigroup Commercial Mortgage Trust, Ser 2015-P1, Cl A5
3.717%, 09/15/48	550,000	609,178

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
COMM Mortgage Trust, Ser 2013-LC6, Cl AM
3.282%, 01/10/46	$775,000	$804,150
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/47	497,000	539,615
COMM Mortgage Trust, Ser 2014-UBS3, Cl AM
4.012%, 06/10/47	30,000	32,485
COMM Mortgage Trust, Ser 2020-CBM, Cl A2
2.896%, 02/10/37 (B)	145,000	144,509
CORE Mortgage Trust, Ser 2019-CORE, Cl A
1.028%, VAR ICE LIBOR USD 1 Month+0.880%, 12/15/31 (B)	30,000	29,816
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl B
5.635%, 01/15/49 (A) (B)	162,556	160,906
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A2
3.033%, 08/15/48	29,607	29,664
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 08/15/48	125,000	132,954
CSAIL Commercial Mortgage Trust, Ser 2020-C19, Cl AS
2.971%, 03/15/53	70,000	74,616
CSAIL Commercial Mortgage Trust, Ser 2020-C19, Cl C
3.735%, 03/15/53 (A)	60,000	57,968
CSMC OA, Ser 2014-USA, Cl A2
3.953%, 09/15/37 (B)	200,000	202,777
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/34 (B)	200,000	212,736
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl C
4.935%, 01/10/34 (A) (B)	450,000	471,592
FHLMC Whole Loan Securities Trust, Ser 2016-SC01, Cl 2A
3.500%, 07/25/46	103,656	106,283
FREMF Mortgage Trust, Ser 2013-K31, Cl C
3.631%, 07/25/46 (A) (B)	25,000	26,146
FWD Securitization Trust, Ser 2019-INV1, Cl A1
2.810%, 06/25/49 (A) (B)	152,192	155,613
Galton Funding Mortgage Trust, Ser 2018-1, Cl A43
3.500%, 11/25/57 (A) (B)	20,182	20,356
GE Commercial Mortgage Trust, Ser 2007-C1, Cl AM
5.606%, 12/10/49 (A)	25,016	13,144
GS Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.592%, 08/10/43 (B)	53,141	53,130

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
GS Mortgage Securities Trust, Ser 2012-GC6, Cl A3
3.482%, 01/10/45	$321,785	$327,675
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl B
4.347%, 11/15/47 (A)	10,000	10,518
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP5, Cl ASB
3.549%, 03/15/50	200,000	218,073
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl A3
3.597%, 03/15/50	50,000	53,414
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.756%, 01/05/31 (A) (B)	145,000	147,172
Mello Warehouse Securitization Trust, Ser 2020-1, Cl A
1.049%, VAR ICE LIBOR USD 1 Month+0.900%, 10/25/53 (B)	500,000	500,000
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl C
4.942%, 02/15/47 (A)	35,000	36,892
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl C
4.342%, 05/15/48 (A)	25,000	24,571
Morgan Stanley Capital I Trust, Ser 2007-TOP27, Cl AJ
6.014%, 06/11/42 (A)	97,590	97,725
Morgan Stanley Capital I Trust, Ser 2011-C1, Cl C
5.516%, 09/15/47 (A) (B)	105,000	105,402
Morgan Stanley Dean Witter Capital I Trust, Ser 2001-TOP3, Cl E
7.683%, 07/15/33 (A) (B)	16,145	16,296
MortgageIT Trust, Ser 2005-1, Cl 1A1
0.789%, VAR ICE LIBOR USD 1 Month+0.640%, 02/25/35	3,579	3,610
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/35 (A) (B)	130,000	127,373
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/48 (A) (B)	71,187	71,352
OBX Trust, Ser 2020-EXP1, Cl 2A1A
0.899%, VAR ICE LIBOR USD 1 Month+0.750%, 02/25/60 (B)	141,951	143,704

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl ASB
2.788%, 04/10/46	$267,373	$272,723
VNDO Mortgage Trust, Ser 2012-6AVE, Cl C
3.337%, 11/15/30 (A) (B)	101,000	103,392
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl C
4.693%, 10/15/45 (A)	316,000	321,930
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl C
4.319%, 03/15/48 (A)	50,000	50,135
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl A2
2.927%, 03/15/46	221	221
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl B
4.371%, 09/15/57 (A)	60,000	63,624
WinWater Mortgage Loan Trust, Ser 2015-5, Cl A5
3.500%, 08/20/45 (A) (B)	40,677	40,803

		7,977,625

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $36,173,754)		36,528,976

CORPORATE OBLIGATIONS — 34.1%
COMMUNICATION SERVICES — 4.2%
AT&T
6.500%, 09/01/37	160,000	219,124
6.000%, 11/15/34	20,000	25,057
3.100%, 02/01/43	330,000	315,396
2.300%, 06/01/27	250,000	260,375
Charter Communications Operating
4.908%, 07/23/25	260,000	299,545
Comcast
3.700%, 04/15/24	60,000	66,083
3.400%, 04/01/30	205,000	234,585
Cox Communications
4.800%, 02/01/35 (B)	100,000	124,059
Discovery Communications
4.000%, 09/15/55 (B)	115,000	116,881

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
COMMUNICATION SERVICES — continued
Nokia
6.625%, 05/15/39	$275,000	$345,125
Sky
3.750%, 09/16/24 (B)	200,000	222,848
Sprint
7.875%, 09/15/23	175,000	199,500
Sprint Spectrum
5.152%, 03/20/28 (B)	200,000	233,042
3.360%, 09/20/21 (B)	50,000	50,468
T-Mobile USA
3.500%, 04/15/25 (B)	180,000	197,210
Verizon Communications
5.250%, 03/16/37	60,000	81,816
4.016%, 12/03/29	251,000	296,863
ViacomCBS
6.250%, VAR ICE LIBOR USD 3 Month+3.899%, 02/28/57	225,000	244,687
5.900%, 10/15/40	45,000	55,466
5.875%, VAR ICE LIBOR USD 3 Month+3.895%, 02/28/57	80,000	80,800
4.750%, 05/15/25	380,000	436,185
3.700%, 08/15/24	105,000	114,551

		4,219,666

CONSUMER DISCRETIONARY — 2.3%
BMW US Capital
4.150%, 04/09/30 (B)	95,000	111,575
Enterprise Development Authority
12.000%, 07/15/24 (B)	225,000	249,187
Ford Motor
9.000%, 04/22/25	330,000	388,870
General Motors
4.875%, 10/02/23	465,000	507,456
General Motors Financial
3.450%, 04/10/22	25,000	25,730
Genuine Parts
1.875%, 11/01/30	200,000	195,813
Home Depot
2.700%, 04/15/30	210,000	231,827
Kohl’s
5.550%, 07/17/45	30,000	27,148

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Land O’ Lakes
7.250% (B) (C)	$65,000	$60,450
6.000%, 11/15/22 (B)	60,000	63,768
NVR
3.950%, 09/15/22	65,000	68,501
QVC
4.850%, 04/01/24	50,000	52,125
Tractor Supply
1.750%, 11/01/30	100,000	98,293
Volkswagen Group of America Finance
2.700%, 09/26/22 (B)	200,000	207,223

		2,287,966

CONSUMER STAPLES — 2.3%
Altria Group
10.200%, 02/06/39	40,000	66,919
5.800%, 02/14/39	65,000	82,767
4.400%, 02/14/26	430,000	494,807
3.400%, 05/06/30	60,000	65,191
Anheuser-Busch InBev Worldwide
5.450%, 01/23/39	190,000	245,875
BAT Capital
3.215%, 09/06/26	370,000	397,602
Constellation Brands
4.400%, 11/15/25	175,000	202,302
Kraft Heinz Foods
5.000%, 06/04/42	375,000	412,113
3.875%, 05/15/27 (B)	150,000	158,679
Mondelez International
1.875%, 10/15/32	100,000	98,441
Reynolds American
8.125%, 05/01/40	45,000	62,283

		2,286,979

ENERGY — 3.8%
Concho Resources
3.750%, 10/01/27	105,000	116,361
Devon Energy
7.875%, 09/30/31	195,000	244,123

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued
Energy Transfer Operating
5.250%, 04/15/29	$365,000	$395,442
Eni
4.000%, 09/12/23 (B)	460,000	497,358
Enterprise Products Operating
4.200%, 01/31/50	355,000	383,851
Galaxy Pipeline Assets Bidco
1.750%, 09/30/27 (B)	205,000	203,719
Hess
6.000%, 01/15/40	240,000	266,192
MPLX
4.800%, 02/15/29	65,000	73,455
Occidental Petroleum
3.500%, 08/15/29	60,000	43,288
2.900%, 08/15/24	95,000	79,068
2.700%, 08/15/22	55,000	50,861
Rockies Express Pipeline
4.950%, 07/15/29 (B)	70,000	68,180
Sabine Pass Liquefaction
5.750%, 05/15/24	50,000	56,307
5.000%, 03/15/27	315,000	353,636
Suncor Energy Ventures
4.500%, 04/01/22 (B)	30,000	30,794
Sunoco Logistics Partners Operations
4.000%, 10/01/27	70,000	71,587
Tennessee Gas Pipeline
8.375%, 06/15/32	135,000	183,903
2.900%, 03/01/30 (B)	95,000	96,881
Transocean Sentry
5.375%, 05/15/23 (B)	135,000	86,737
Valero Energy
1.200%, 03/15/24	275,000	269,388
WPX Energy
5.750%, 06/01/26	240,000	246,480

		3,817,611

FINANCIALS — 8.9%
Ally Financial
1.450%, 10/02/23	255,000	257,169
American Express
3.700%, 08/03/23	235,000	255,122

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Apollo Management Holdings
5.000%, 03/15/48 (B)	$90,000	$106,096
4.400%, 05/27/26 (B)	160,000	183,580
4.000%, 05/30/24 (B)	15,000	16,573
Athene Global Funding
3.000%, 07/01/22 (B)	65,000	66,969
2.950%, 11/12/26 (B)	325,000	341,726
Athene Holding
4.125%, 01/12/28	65,000	70,586
Banco Santander Mexico Institucion de Banca Multiple
Grupo Financiero Santand 5.375%, 04/17/25 (B)	150,000	168,002
Bank of America
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/26	370,000	403,654
Bank of America MTN
4.000%, 01/22/25	70,000	77,827
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/30	20,000	21,497
Bank of Nova Scotia
4.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.551% (C)	120,000	125,256
Barclays MTN
4.338%, VAR ICE LIBOR USD 3 Month+1.356%, 05/16/24	375,000	403,358
Blackstone
3.625%, 01/15/26 (B)	150,000	147,876
Canadian Imperial Bank of Commerce
0.950%, 10/23/25	200,000	199,963
Citadel
4.875%, 01/15/27 (B)	80,000	85,543
Citigroup
5.316%, VAR United States Secured Overnight Financing Rate+4.548%, 03/26/41	220,000	298,664
Citigroup Capital III
7.625%, 12/01/36	15,000	21,087
Equitable Holdings
3.900%, 04/20/23	235,000	252,759
European Investment Bank MTN
1.500%, 01/26/24	880,000	95,032

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/54 (B)	$165,000	$195,066
Fifth Third Bank
2.875%, 10/01/21	130,000	132,781
Finance of America Funding
7.875%, 11/15/25 (B)	240,000	237,600
Goldman Sachs Group
3.800%, 03/15/30	690,000	795,614
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/25	320,000	347,403
1.450%, VAR ICE LIBOR USD 3 Month+1.170%, 05/15/26	15,000	15,153
HSBC Bank
7.650%, 05/01/25	75,000	92,576
HSBC Holdings
4.950%, 03/31/30	290,000	352,970
JPMorgan Chase
3.875%, 09/10/24	225,000	249,380
0.760%, VAR ICE LIBOR USD 3 Month+0.550%, 02/01/27	115,000	106,578
KKR Group Finance III
5.125%, 06/01/44 (B)	120,000	146,740
Kreditanstalt fuer Wiederaufbau MTN
1.000%, 10/12/21	680,000	71,664
Markel
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.662% (C)	95,000	100,938
Mercury General
4.400%, 03/15/27	110,000	119,747
Morgan Stanley MTN
4.100%, 05/22/23	40,000	43,300
3.875%, 04/29/24	445,000	491,785
Mutual of Omaha Insurance
4.297%, VAR ICE LIBOR USD 3 Month+2.640%, 07/15/54 (B)	73,000	75,662
Natwest Group
3.875%, 09/12/23	200,000	215,890
Santander Holdings USA
4.450%, 12/03/21	125,000	129,843
3.450%, 06/02/25	275,000	296,134
Societe Generale MTN
2.625%, 01/22/25 (B)	320,000	332,958

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Validus Holdings
8.875%, 01/26/40	$115,000	$180,469
Wells Fargo
7.950%, 11/15/29	60,000	79,565
3.069%, 01/24/23	85,000	87,569
3.068%, VAR United States Secured Overnight Financing Rate+2.530%, 04/30/41	225,000	232,790
Wells Fargo MTN
3.196%, VAR ICE LIBOR USD 3 Month+1.170%, 06/17/27	225,000	245,068

		8,973,582

HEALTH CARE — 3.7%
AbbVie
3.600%, 05/14/25	175,000	193,683
Advocate Health & Hospitals
2.211%, 06/15/30	395,000	403,797
Anthem
3.500%, 08/15/24	270,000	294,856
AstraZeneca
2.375%, 06/12/22	110,000	113,298
Bayer US Finance
3.375%, 10/08/24 (B)	30,000	32,467
Bayer US Finance II
4.700%, 07/15/64 (B)	160,000	179,942
Bon Secours Mercy Health
3.464%, 06/01/30	100,000	111,571
Bristol-Myers Squibb
2.900%, 07/26/24	65,000	70,145
Cigna
2.400%, 03/15/30	140,000	145,234
CommonSpirit Health
4.350%, 11/01/42	45,000	48,369
4.187%, 10/01/49	70,000	72,267
Health Care Service A Mutual Legal Reserve
2.200%, 06/01/30 (B)	200,000	204,375
1.500%, 06/01/25 (B)	90,000	91,949
Mylan
3.950%, 06/15/26	180,000	202,568

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — continued
Royalty Pharma
2.200%, 09/02/30 (B)	$250,000	$246,061
1.750%, 09/02/27 (B)	85,000	84,316
1.200%, 09/02/25 (B)	250,000	248,734
0.750%, 09/02/23 (B)	105,000	104,959
Smith & Nephew
2.032%, 10/14/30	195,000	193,988
Takeda Pharmaceutical
4.400%, 11/26/23	210,000	232,929
3.175%, 07/09/50	160,000	162,500
Teva Pharmaceutical Finance Netherlands III
2.800%, 07/21/23	150,000	142,263
UnitedHealth Group
2.000%, 05/15/30	170,000	176,901

		3,757,172

INDUSTRIALS — 2.1%
AerCap Ireland Capital DAC
5.000%, 10/01/21	190,000	195,515
CCL Industries
3.050%, 06/01/30 (B)	260,000	276,195
CNH Industrial Capital
1.875%, 01/15/26	265,000	265,922
CoStar Group
2.800%, 07/15/30 (B)	245,000	251,647
Equifax
3.950%, 06/15/23	370,000	399,731
2.600%, 12/15/25	30,000	32,191
GE Capital International Funding Unlimited
4.418%, 11/15/35	105,000	113,540
General Electric
4.250%, 05/01/40	75,000	79,054
General Electric MTN
5.875%, 01/14/38	225,000	270,995
Raytheon Technologies
3.950%, 08/16/25	175,000	199,630

		2,084,420

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — 2.4%
Avnet
4.875%, 12/01/22	$90,000	$96,202
Broadcom
4.150%, 11/15/30	100,000	112,027
3.150%, 11/15/25	455,000	490,390
Hewlett Packard Enterprise
4.650%, 10/01/24	485,000	547,428
Intel
4.750%, 03/25/50	95,000	129,578
Marvell Technology Group
4.200%, 06/22/23	230,000	248,838
Oracle
3.600%, 04/01/40	290,000	323,487
2.950%, 04/01/30	120,000	132,109
QUALCOMM
1.300%, 05/20/28 (B)	305,000	301,319

		2,381,378

MATERIALS — 0.9%
Blue Cube Spinco
10.000%, 10/15/25	70,000	73,912
Industrias Penoles
4.150%, 09/12/29 (B)	200,000	219,000
Nacional del Cobre de Chile
4.250%, 07/17/42 (B)	200,000	223,085
Newcrest Finance Pty
3.250%, 05/13/30 (B)	185,000	201,358
Nutrition & Biosciences
1.230%, 10/01/25 (B)	200,000	200,270

		917,625

REAL ESTATE — 1.3%
Newmark Group
6.125%, 11/15/23	110,000	116,300
Sabra Health Care
3.900%, 10/15/29	195,000	196,261
Scentre Group Trust
1 4.375%, 05/28/30 (B)	75,000	83,287
3.625%, 01/28/26 (B)	185,000	197,763

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

REAL ESTATE — continued
Scentre Group Trust 2
4.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.379%, 09/24/80 (B)	$200,000	$196,772
Simon Property Group
3.800%, 07/15/50	195,000	192,142
2.450%, 09/13/29	280,000	277,041

		1,259,566

UTILITIES — 2.2%
CenterPoint Energy
3.600%, 11/01/21	70,000	72,178
Dominion Energy
3.071%, 08/15/24	110,000	118,774
DTE Energy
1.050%, 06/01/25	50,000	50,175
Enel Finance International
4.625%, 09/14/25 (B)	300,000	346,086
Evergy
5.292%, 06/15/22	115,000	122,158
Oncor Electric Delivery
2.750%, 05/15/30	295,000	327,467
Pacific Gas and Electric
2.500%, 02/01/31	150,000	141,819
2.100%, 08/01/27	125,000	120,684
1.750%, 06/16/22	215,000	215,020
Public Service of Colorado
2.250%, 09/15/22	110,000	112,820
Vistra Operations
4.300%, 07/15/29 (B)	415,000	449,762
3.550%, 07/15/24 (B)	110,000	117,211

		2,194,154

TOTAL CORPORATE OBLIGATIONS
(Cost $33,205,944)		34,180,119

U.S. TREASURY OBLIGATIONS — 18.3%
U.S. Treasury Bonds
1.375%, 08/15/50	1,095,000	1,027,589
1.250%, 05/15/50	6,230,000	5,659,566
1.125%, 08/15/40	1,330,000	1,265,163

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
U.S. Treasury Notes
0.625%, 08/15/30	$5,287,000	$5,171,347
0.375%, 09/30/27	3,635,000	3,573,659
0.250%, 09/30/25	1,010,000	1,003,845
0.125%, 10/15/23	660,000	658,659

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,705,416)		18,359,828

ASSET-BACKED SECURITIES — 8.5%
AccessLex Institute, Ser 2006-1, Cl B
0.700%, VAR ICE LIBOR USD 3 Month+0.450%, 08/25/37	23,391	20,910
AccessLex Institute, Ser 2007-A, Cl A3
0.550%, VAR ICE LIBOR USD 3 Month+0.300%, 05/25/36	149,864	145,061
AmeriCredit Automobile Receivables Trust, Ser 2016-3, Cl C
2.240%, 04/08/22	10,604	10,621
Antares CLO, Ser 2020-1A, Cl A1
2.116%, VAR ICE LIBOR USD 3 Month+1.900%, 10/23/31 (B)	285,000	285,000
Chesapeake Funding II, Ser 2017-2A, Cl C
3.010%, 05/15/29 (B)	100,000	100,675
Chesapeake Funding II, Ser 2019-1A, Cl A1
2.940%, 04/15/31 (B)	179,558	182,967
Chesapeake Funding II, Ser 2020-1A, Cl A1
0.870%, 08/16/32 (B)	224,520	225,373
Chesapeake Funding II, Ser 2020-1A, Cl C
2.140%, 08/16/32 (B)	100,000	100,182
CNH Equipment Trust, Ser 2020-A, Cl A2
1.080%, 07/17/23	375,000	376,664
College Ave Student Loans, Ser 2019-A, Cl A2
3.280%, 12/28/48 (B)	184,488	191,340
Drive Auto Receivables Trust, Ser 2019-3, Cl A3
2.490%, 06/15/23	99,809	100,214
Drive Auto Receivables Trust, Ser 2020-1, Cl A2
1.990%, 12/15/22	94,124	94,462
Elmwood CLO II, Ser 2019-2A, Cl A
1.668%, VAR ICE LIBOR USD 3 Month+1.450%, 04/20/31 (B)	450,000	449,478
Exeter Automobile Receivables Trust, Ser 2020-2A, Cl A
1.130%, 08/15/23 (B)	84,764	85,019

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Exeter Automobile Receivables Trust, Ser 2020-3A, Cl A2
0.460%, 10/17/22	$85,000	$85,019
Foursight Capital Automobile Receivables Trust, Ser 2018-1, Cl A3
3.240%, 09/15/22 (B)	3,578	3,583
Hertz Fleet Lease Funding, Ser 2019-1, Cl E
4.620%, 01/10/33 (B)	105,000	105,876
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/39 (B)	132,667	137,411
Hyundai Auto Receivables Trust, Ser 2020-B, Cl A2
0.380%, 03/15/23	410,000	410,230
John Deere Owner Trust, Ser 2020-B, Cl A2
0.410%, 03/15/23	100,000	100,085
LCM XIII, Ser 2019-13A, Cl ARR
1.358%, VAR ICE LIBOR USD 3 Month+1.140%, 07/19/27 (B)	250,000	248,124
Magnetite XXVIII, Ser 2020-28A, Cl A
1.487%, VAR ICE LIBOR USD 3 Month+1.270%, 10/25/31 (B)	250,000	250,000
MF1, Ser 2020-FL4, Cl A
1.851%, VAR ICE LIBOR USD 1 Month+1.700%, 11/15/35 (B)	200,000	200,039
Mill City Mortgage Trust, Ser 2015-2, Cl A2
3.000%, 09/25/57 (A) (B)	77,355	78,263
MMAF Equipment Finance, Ser 2020-BA, Cl A3
0.490%, 08/14/25 (B)	140,000	139,693
MVW, Ser 2020-1A, Cl A
1.740%, 10/20/37 (B)	108,942	110,603
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/68 (B)	100,000	103,262
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A1
1.800%, 01/15/69 (B)	51,807	52,018
NovaStar Mortgage Funding Trust, Ser 2003-3, Cl A1
0.859%, VAR ICE LIBOR USD 1 Month+0.710%, 12/25/33	13,916	13,614
OBX Trust, Ser 2020-EXP3, Cl 2A1A
1.049%, VAR ICE LIBOR USD 1 Month+0.900%, 01/25/60 (B)	109,297	109,288
Ocean Trails CLO IV, Ser 2017-4A, Cl AR
1.154%, VAR ICE LIBOR USD 3 Month+0.900%, 08/13/25 (B)	2,840	2,839

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Octagon Investment Partners 50, Ser 2020-4A, Cl A1
1.358%, VAR ICE LIBOR USD 3 Month+1.300%, 10/15/33 (B)	$365,000	$364,962
Orange Lake Timeshare Trust, Ser 2018-A, Cl A
3.100%, 11/08/30 (B)	173,349	177,340
Orange Lake Timeshare Trust, Ser 2019-A, Cl A
3.060%, 04/09/38 (B)	128,120	131,613
PFS Financing, Ser 2018-F, Cl A
3.520%, 10/15/23 (B)	791,000	814,218
Prestige Auto Receivables Trust, Ser 2020-1A, Cl A2
0.520%, 02/15/24 (B)	455,000	454,999
SBA Small Business Investment, Ser 2018-10B, Cl 1
3.548%, 09/10/28	87,773	93,380
SLM Private Credit Student Loan Trust, Ser 2004-B, Cl A3
0.580%, VAR ICE LIBOR USD 3 Month+0.330%, 03/15/24	10,983	10,887
SoFi Consumer Loan Program Trust, Ser 2017-3, Cl A
2.770%, 05/25/26 (B)	10,321	10,369
SoFi Consumer Loan Program Trust, Ser 2017-6, Cl A2
2.820%, 11/25/26 (B)	22,476	22,594
SoFi Consumer Loan Program Trust, Ser 2018-2, Cl A2
3.350%, 04/26/27 (B)	35,209	35,379
SoFi Consumer Loan Program Trust, Ser 2019-4, Cl A
2.450%, 08/25/28 (B)	101,560	102,696
SoFi Professional Loan Program Trust, Ser 2020-C, Cl AFX
1.950%, 02/15/46 (B)	88,858	90,432
South Carolina Student Loan, Ser 2015-A, Cl A
1.649%, VAR ICE LIBOR USD 1 Month+1.500%, 01/25/36	127,941	127,846
Stack Infrastructure Issuer, Ser 2020-1A, Cl A2
1.893%, 08/25/45 (B)	155,000	155,524
Symphony CLO XIX, Ser 2018-19A, Cl A
1.190%, VAR ICE LIBOR USD 3 Month+0.960%, 04/16/31 (B)	250,000	245,531
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl A2
1.390%, 08/15/24 (B)	89,891	90,445
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/55 (A) (B)	26,779	27,002
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/58 (A) (B)	63,699	66,620
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/59 (A) (B)	164,521	174,396

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/58 (A) (B)	$72,898	$74,704
Towd Point Mortgage Trust, Ser 2020-3, Cl A1
3.088%, 02/25/63 (A) (B)	230,624	241,954
Wheels SPV 2, Ser 2020-1A, Cl A2
0.510%, 08/20/29 (B)	250,000	250,203
Zais CLO 16, Ser 2020-16A, Cl A2
2.590%, VAR ICE LIBOR USD 3 Month+2.300%, 10/20/31 (B)	250,000	249,679

TOTAL ASSET-BACKED SECURITIES
(Cost $8,479,706)		8,530,686

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
FNMA
0.875%, 08/05/30	255,000	248,114
0.500%, 06/17/25	485,000	484,975
Tennessee Valley Authority
0.750%, 05/15/25	120,000	121,392

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $856,874)		854,481

SOVEREIGN DEBT — 0.7%
Israel Government International Bond
2.750%, 07/03/30	200,000	218,600
Qatar Government International Bond
4.400%, 04/16/50(B)	400,000	509,176

TOTAL SOVEREIGN DEBT
(Cost $666,949)		727,776

MUNICIPAL BONDS — 0.4%
GEORGIA — 0.4%
Georgia State, Municipal Electric Authority, Ser 2010-A, RB
7.055%, 04/01/57	208,000	295,609
6.637%, 04/01/57	30,000	43,229

TOTAL MUNICIPAL BONDS
(Cost $322,656)		338,838

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

LOAN PARTICIPATIONS — 0.1%

	Face Amount	Value
Hard Rock Northern Indiana, Delayed Term Loan
0.000%, 11/06/25 (E)	$7,770	$7,291
Hard Rock Northern Indiana, Term Loan, 1st Lien
0.000%, 11/06/25 (E)	107,230	100,617
Sungard AS, Term Loan
0.000%, 02/03/22 (E)	4,245	3,736
Sungard AS, Term Loan, 3rd Lien
0.000%, 11/03/22 (E)	13,418	4,864

TOTAL LOAN PARTICIPATIONS
(Cost $128,882)		116,508

COMMON STOCK — 0.0%
	Shares

INFORMATION TECHNOLOGY — 0.0%
Sungard AS *	190	—

TOTAL COMMON STOCK
(Cost $4,750)		—

TOTAL INVESTMENTS — 99.4%
(Cost $98,544,931)		$99,637,212

Percentages are based on Net Assets of $100,285,040.

*	Non-income producing security.
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2020 was $19,841,391 and represents 19.8% of Net Assets.

(C)	Perpetual security with no stated maturity date.
(D)	Securities considered illiquid. The total value of such securities as of October 31, 2020 was $26,058 and represented 0.0% of Net Assets.
(E)	Unsettled bank loan. Interest rate not available.

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

ICE — Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR — London Interbank Offered Rates

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

TBA — To Be Announced

USD — U.S. Dollar

VAR — Variable Rate

As of October 31, 2020, all of the Fund’s investments were considered Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $98,544,931)	$99,637,212
Cash	19,616,932
Foreign Currency, at Value (Cost $2,287)	2,214
Receivable for Investment Securities Sold	535,270
Dividends and Interest Receivable	415,555
Prepaid Expenses	10,906
Receivable from Investment Adviser	9,636
Reclaims Receivable	4,868

Total Assets	120,232,593

Liabilities:
Payable for Investment Securities Purchased	19,850,880
Payable due to Administrator	9,342
Payable due to Trustees	4,674
Chief Compliance Officer Fees Payable	2,163
Other Accrued Expenses	80,494

Total Liabilities	19,947,553

Net Assets	$100,285,040

NET ASSETS CONSIST OF:
Paid-in Capital	$97,478,206
Total Distributable Earnings	2,806,834

Net Assets	$100,285,040

I Class Shares
Net Assets	$100,285,033
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,622,301

Net Asset Value, Offering and Redemption Price Per Share	$10.42

R Class Shares
Net Assets	$7
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1

Net Asset Value, Offering and Redemption Price Per Share	$9.57	*

*	Net Assets divided by Outstanding Shares do not calculate to the stated Net Asset Value because Net Assets and Outstanding Shares are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund For the Year Ended October 31, 2020

STATEMENT OF OPERATIONS

Investment Income
Interest	$1,384,481
Less: Foreign Taxes Withheld	(1,058)

Total Investment Income	1,383,423

Expenses
Investment Advisory Fees - (Note 5)	205,591
Administration Fees - (Note 4)	110,301
Trustees’ Fees	17,661
Chief Compliance Officer Fees - (Note 3)	6,768
Transfer Agent Fees - (Note 4)	59,868
Pricing Fees	53,489
Legal Fees	44,987
Registration Fees	36,848
Audit Fees	32,814
Printing Fees	24,705
Custodian Fees - (Note 4)	21,494
Insurance and Other Expenses	14,740

Total Expenses	629,266

Less:
Investment Advisory Fees Waived	(205,591)
Reimbursement of Expense from Investment Adviser	(191,344)

Net Expenses	232,331

Net Investment Income	1,151,092

Net Realized Gain (Loss) on:
Investments	1,750,849
Futures Contracts	(14,611)
Foreign Currency Transactions	(16)

Net Realized Gain	1,736,222

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(287,945)
Futures Contracts	16,664
Foreign Currency Translation	(47)

Net Change in Unrealized Depreciation	(271,328)

Net Realized and Unrealized Gain on Investments, Futures Contracts and Foreign Currency Transactions	1,464,894

Net Increase in Net Assets Resulting from Operations	$2,615,986

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$1,151,092	$1,210,212
Net Realized Gain on Investments, Futures Contracts and Foreign Currency Transactions	1,736,222	1,607,571
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Translation	(271,328)	1,714,833

Net Increase in Net Assets Resulting from Operations	2,615,986	4,532,616

Distributions
I Class Shares	(2,569,516)	(1,152,614)

Total Distributions	(2,569,516)	(1,152,614)

Capital Share Transactions:
I Class Shares:
Issued	53,833,623	24,525,657
Reinvestment of Dividends	2,569,516	1,152,613
Redeemed	(3,455,590)	(1,803,205)

Increase from I Class Shares Capital Share Transactions	52,947,549	23,875,065

R Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	(100)

Decrease from R Class Shares Capital Share Transactions	—	(100)

Net Increase in Net Assets from Capital Share Transactions	52,947,549	23,874,965

Total Increase in Net Assets	52,994,019	27,254,967

Net Assets:
Beginning of Year	47,291,021	20,036,054

End of Year	$100,285,040	$47,291,021

Shares Issued and Redeemed:
I Class Shares:
Issued	5,142,735	2,534,083
Reinvestment of Dividends	254,060	114,707
Redeemed	(341,104)	(180,525)

Increase in Shares Outstanding from I Class Share Transactions	5,055,691	2,468,265

R Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	(10)

Decrease in Shares Outstanding from R Class Share Transactions	—	(10)

Net Increase in Shares Outstanding from Share Transactions	5,055,691	2,468,255

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years

	I Class Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Asset Value, Beginning of Year	$10.36	$9.55	$10.00	$10.11	$9.85

Income from Operations:
Net Investment Income(1)	0.23	0.29	0.28	0.24	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.39	0.79	(0.45)	(0.01)	0.28

Total from Operations	0.62	1.08	(0.17)	0.23	0.52

Dividends and Distributions from:
Net Investment Income	(0.26)	(0.27)	(0.28)	(0.26)	(0.26)
Net Realized Gains	(0.30)	—	—	(0.08)	—

Total Dividends and Distributions	(0.56)	(0.27)	(0.28)	(0.34)	(0.26)

Net Asset Value, End of Year	$10.42	$10.36	$9.55	$10.00	$10.11

Total Return †	6.17%	11.39%	(1.73)%	2.43%	5.32%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$100,285	$47,291	$20,036	$13,000	$10,518
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.22%	1.38%	3.26%	3.69%	3.97%
Ratio of Net Investment Income to Average Net Assets	2.24%	2.91%	2.84%	2.41%	2.43%
Portfolio Turnover Rate†	300%	356%	311%	391%	508%

Amounts designated as “—” are $0 or round to $0.

(1)	Per share calculations were performed using average shares method.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund

FINANCIAL HIGHLIGHTS (continued)
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years

	R Class Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Asset Value, Beginning of Year	$9.92	$9.52	$9.98	$10.12	$9.86

Income from Operations:
Net Investment Income (Loss)(1)	(0.01)	0.20	0.27	0.24	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.21	0.47	(0.45)	(0.04)	0.28

Total from Operations	0.20	0.67	(0.18)	0.20	0.52

Dividends and Distributions from:
Net Investment Income	(0.25)	(0.27)	(0.28)	(0.26)	(0.26)
Net Realized Gains	(0.30)	—	—	(0.08)	—

Total Dividends and Distributions	(0.55)	(0.27)	(0.28)	(0.34)	(0.26)

Net Asset Value, End of Year	$9.57	$9.92	$9.52	$9.98	$10.12

Total Return †	2.05%	7.05%	(1.83)%	2.13%	5.31%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$—	$—	$—	$—	$—
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)‡	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.22%	1.38%	3.26%	2.49%	3.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11)%	2.05%	2.79%	2.43%	2.44%
Portfolio Turnover Rate†	300%	356%	311%	391%	508%

Amounts designated as “—” are $0 or round to $0.

(1)	Per share calculations were performed using average shares method.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	The Share Class is expected to run at the expense limit of 0.70% when assets are contributed.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust, dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the MetLife Core Plus Fund (the “Fund”). The Fund is diversified and its investment objective is to seek to maximize capital appreciation and income. The Fund invests in a portfolio of investment grade, U.S. fixed income securities of any maturity or duration. The Fund also may invest up to 20% of its net assets in any combination of high yield bonds (also known as “junk bonds”) and non-U.S. fixed income securities, including emerging market bonds. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2020, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Fund’s fair valuation methodology. For details of the investment classifications, refer to the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund will distribute its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Cash — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund uses futures contracts for tactical hedging purposes as well as to enhance the Fund’s return. Initial margin deposits of cash or securities are made upon entering into futures contracts. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. The cumulative appreciation (depreciation) of futures contracts is included on the Statement of Assets and Liabilities as net unrealized appreciation (depreciation) on futures contracts.

When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are found on the Statement of Operations as a component of net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. As of October 31, 2020, the Fund did not hold any futures contracts.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by, and are reviewed by, the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2020, the Fund paid $110,301 for these services.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund’s R Class Shares’ average net assets. For the year ended October 31, 2020, the R Class Shares incurred no shareholder servicing fees.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, MetLife Investment Management, LLC, (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.45% of the Fund’s I Class Shares’ average daily net assets and 0.70% of the Fund’s R Class Shares’ average daily net assets until February 28, 2021. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021. Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2020. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual operating expenses and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of October 31, 2020, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

reimbursement to the Adviser were $363,981, expiring in 2021, $386,339, expiring in 2022, and $396,934, expiring in 2023. The Adviser is a wholly owned subsidiary of MetLife, Inc., a publicly held company.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2020, were as follows:

	U.S. Government	Other	Total
Purchases	$158,284,094	$42,765,421	$201,049,515
Sales	131,442,877	22,305,102	153,747,979

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (accumulated losses) or paid-in capital, as appropriate, in the period that the differences arise. The permanent differences primarily consist of foreign currency translations, and gains and losses on paydowns of mortgage and asset-backed securities for tax purposes. There are no permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020.

The tax character of dividends and distributions declared during the years ended October 31, were as follows:

	Ordinary Income	Total
2020	$ 2,569,516	$ 2,569,516
2019	1,152,614	1,152,614

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,679,218
Undistributed Long-Term Capital Gain	91,179
Unrealized Appreciation	1,044,420
Other Temporary Differences	(7,983)

Total Distributable Earnings	$2,806,834

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Such capital losses retain their character as either short-term or long-term capital losses. During the year ended October 31, 2020, the Fund did not utilize capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$98,592,729	$1,735,505	$(691,085)	$1,044,420

8. Other:

At October 31, 2020, 94% of I Class Shares total shares outstanding were held by three record shareholders and 100% of R Class Shares total shares outstanding were held by one record related party shareholder, owning 10% or greater of the aggregate total shares outstanding. These are comprised of omnibus accounts that are held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Liquidity Risk — Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Issuer Risk — The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Privately Issued Securities Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Unrated Securities Risk — Debt securities that are not rated by Moody’s, S&P or Fitch may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Call Risk — The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected. Such sooner-than-expected principal payments may reduce the returns of the Fund because of loss of expected future interest payments on the principal amount paid back early and requires the Fund to invest the proceeds at generally lower interest rates.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. TBA Transactions involve the additional risk that the value of the mortgage-backed securities to be purchased declines prior to settlement date or the counterparty does not deliver the securities as promised.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

Derivatives Risk — The Fund’s use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described elsewhere in this section. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described elsewhere in this section. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to regulatory and economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Events in the fixed income markets may lead to periods of volatility, liquidity issues and, in some cases, credit downgrades and increased likelihood of default.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

Portfolio Turnover Risk — The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

High Yield Bond Risk — High yield, or “junk,” bonds involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High-yield bonds also may be less liquid than higher quality investments.

Emerging Markets Securities Risk — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Fund. A more complete description of risks associated with the Fund is included in the prospectus and statement of additional information.

10. New Accounting Pronouncements:

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit LIBOR quotes by the FCA. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MetLife Core Plus Fund and the Board of Trustees of The Advisors’ Inner Circle Fund III:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Core Plus Fund, one of the funds constituting The Advisors’ Inner Circle Fund III (the “Fund”), as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material aspects, the financial position of MetLife Core Plus Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights of the Fund, for the year ended October 31, 2016, were audited by other auditors whose report, dated December 22, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 24, 2020

We have served as the auditor of one or more of The Advisors’ Inner Circle Fund III investment companies since 2017.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

DISCLOSURE OF FUND EXPENSES (unaudited) (continued)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
MetLife Core Plus Fund
Actual Fund Return
I Class Shares	$1,000.00	$1,029.30	0.45%	$2.30
R Class Shares	1,000.00	1,007.80	0.45 (1)	2.27
Hypothetical 5% Return
I Class Shares	$1,000.00	$1,022.87	0.45%	$2.29
R Class Shares	1,000.00	1,021.62	0.70	3.56

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(1) The share class is expected to run at the expense limit of 0.70% when assets are contributed.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES [2,3]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 34 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

Mr. Doran is a Trustee who may be an “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-252-4993. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios).

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anit-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

None.

None.

None.

None.

None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Core Plus Fund October 31, 2020

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short-Term Capital Gain Dividend (5)
0.00%	100.00%	100.00%	0.00%	0.00%	4.23%	47.76%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2020. Complete information will be computed and reported with your 2020 Form 1099-DIV.

MetLife Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-252-4993

Adviser:

MetLife Investment Management, LLC

One MetLife Way

Whippany, NJ 07981

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Deloitte & Touche

1700 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

MIM-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$581,815	None	$607,218	$530,415	None	None
(b)	Audit-Related Fees	4,000	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$505,050	None	None	$78,700
(d)	All Other Fees	None	None	$15,941	None	None	$11,800

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$76,830	None	None	$56,231	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	None	None	$63,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $520,991 and $90,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the s period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 7, 2021

*	Print the name and title of each signing officer under his or her signature.